Vanguard Total Corporate Bond ETF

Schedule of Investments (unaudited)
As of May 31, 2019

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Bond Funds (100.0%)
Vanguard Short-Term Corporate Bond ETF	643,924	51,591
Vanguard Long-Term Corporate Bond ETF	490,894	45,756
Vanguard Intermediate-Term Corporate Bond ETF	458,719	40,400
Total Investment Companies (Cost $134,520)		137,747
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 2.527% (Cost $24)	244	24
Total Investments (100.0%) (Cost $134,544)		137,771
Other Assets and Liabilities - Net (0.0%)		(14)
Net Assets (100%)		137,757
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

B. Various inputs may be used to determine the value of the fund's investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund's own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the
Schedule of Investments.

At May 31, 2019, 100% of the market value of the fund's investments was determined based on Level 1 inputs.

Vanguard Total Corporate Bond ETF

C. Transactions during the period in affiliated underlying Vanguard funds were as follows:

						Current Period Transactions
	Aug. 31,		Proceeds
	2018		from	Realized	Change in		Capital Gain	May 31, 2019
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost[1]	Sold[2]	(Loss)	App.(Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	26	NA3	NA3	—	—	—	—	24
Vanguard
Intermediate-Term
Corporate Bond ETF	16,299	29,635	7,323	266	1,523	719	—	40,400
Vanguard Long-Term
Corporate Bond ETF	17,511	34,405	8,774	443	2,171	939	—	45,756
Vanguard Short-Term
Corporate Bond ETF	21,252	38,698	9,409	139	911	730	—	51,591

Total	55,088	102,618	25,506	848	4,605	2,388	—	137,771

1 Includes $96,030,000 of portfolio securities received as a result of in-kind purchases of the fund’s capital shares.
2 Includes $18,805,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
3 Not applicable—purchases and sales are for temporary cash investment purposes.